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                                  EXHIBIT 21.1

                       FIRST INDUSTRIAL REALTY TRUST, INC.
                         SUBSIDIARIES OF THE REGISTRANT

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                                                 STATE OF
                                               INCORPORATION
         NAME                                    FORMATION            REGISTERED NAMES IN FOREIGN JURISDICTIONS
--------------------------------------------   --------------     -----------------------------------------------------------
First Industrial, L.P.                         Delaware           First Industrial(Alabama), Limited Partnership
                                                                  First Industrial (Michigan), Limited Partnership
                                                                  First Industrial (Minnesota), Limited Partnership
                                                                  First Industrial (Tennessee), L.P.
                                                                  First Industrial Limited Partnership

First Industrial Finance Corporation           Maryland           N/A

First Industrial Financing Partnership, L.P.   Delaware           First Industrial Financing Partnership, Limited Partnership
                                                                  First Industrial Financing Partnership (Alabama),
                                                                  Limited Partnership
                                                                  First Industrial Financing Partnership (Minnesota),
                                                                  Limited Partnership
                                                                  First Industrial Financing Partnership (Wisconsin),
                                                                  Limited Partnership

First Industrial Enterprises of Michigan, Inc. Michigan           N/A

First Industrial Group of Michigan, Inc.       Michigan           N/A

First Industrial of Michigan, Inc.             Michigan           N/A

First Industrial Associates of Michigan, Inc.  Michigan           N/A

First Industrial Construction Company of       Michigan           N/A
   Michigan, Inc.

First Industrial Acquisitions, Inc.            Maryland           FR Acquisitions, Inc.

First Industrial Pennsylvania Corporation      Maryland           N/A

First Industrial Pennsylvania, L.P.            Delaware           N/A

First Industrial Harrisburg Corporation        Maryland           N/A

First Industrial Harrisburg, L.P.              Delaware           N/A

First Industrial Securities Corporation        Maryland           N/A

First Industrial Securities, L.P.              Delaware           First Industrial Securities,Limited Partnership

First Industrial Mortgage Corporation          Maryland           N/A

First Industrial Mortgage Partnership, L.P.    Delaware           First Industrial MP, L.P.

First Industrial Indianapolis Corporation      Maryland           N/A

First Industrial Indianapolis, L.P.            Delaware           N/A

FI Development Services Corporation            Maryland           N/A
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
FI Development Services, L.P.                  Delaware           FIDS (Arizona) L.P.
                                                                  FI  Development Services, Limited Partnership
                                                                  FI Development Services of Delaware, L.P.

FI Development Services Group, L.P.            Delaware           N/A

FR Development Services, L.L.C.                Delaware           N/A

First Industrial Development Services, Inc.    Maryland           First Industrial Development Services, Inc. (Maryland)

FR Brokerage Services, Inc.                    Maryland           N/A

FR Management Services, Inc.                   Maryland           First Industrial Management Services, Inc.

First Industrial Florida Finance Corporation   Maryland           N/A

TK-SV, Ltd.                                    Florida            N/A

First Industrial Telecommunications, L.L.C.    Delaware           N/A
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